FIFTH AMENDMENT TO THE AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT dated as of June 7, 2018 (this “Agreement”) is entered into among The Providence Service Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, entered into that certain Amended and Restated Credit and Guaranty Agreement dated as of August 2, 2013 (as amended by that certain First Amendment dated as of May 28, 2014, by that certain Second Amendment and Consent dated October 23, 2014, by that certain Third Amendment and Consent dated September 3, 2015 and by that certain Fourth Amendment and Consent dated August 28, 2016, the “Credit Agreement”);
WHEREAS, pursuant to clause (i) of the final paragraph of the Credit Agreement, the Borrower has informed the Revolving Lenders of its desire to make a Loan Modification Offer in order to extend the Maturity Date in respect of the Revolving Commitments;
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below (the Credit Agreement, as amended as set forth below, the “Amended Credit Agreement”).
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.[Reserved]
2.    Amendments to Credit Agreement.
(a)    Section 1.01.
(i)    The clause (d) in the definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended to (A) replace the “and” at the end of clause (i) thereof with a “,”, (B) add “and” at the end of clause (ii) and (C) add the following new clause (iii) to read as follows:
“(iii) any Excluded WD Subsidiary.”
(ii)    The definition of “Excluded Subsidiaries” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Excluded Subsidiaries” means (a) those Subsidiaries of the Borrower listed on Schedule 1.01(a), (b) any Subsidiary that is not a Wholly Owned Subsidiary, (c) any Subsidiary that is prohibited by applicable Law from guarantying the

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Obligations, (d) any Captive Insurance Subsidiary, (e) any Foreign Subsidiary, (f) any Immaterial Subsidiary and (g) any Excluded WD Subsidiary.
(iii)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Maturity Date” means August 2, 2019; provided, however, that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.
(iv)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.
“Excluded WD Assets” means the Equity Interests of the Excluded WD Subsidiaries and all of the respective assets and property of each of the Excluded WD Subsidiaries (whether now owned or hereafter formed or acquired).
“Excluded WD Credit” means an amount equal to the cumulative Net Cash Proceeds of any Disposition pursuant to Section 8.05(d).
“Excluded WD Subsidiaries” means the entities listed on Schedule 1.01(c), any Subsidiary of an entity listed on Schedule 1.01(c) and any other Subsidiary that has no material assets other than Excluded WD Assets.
“Fifth Amendment Effective Date” means June 7, 2018.
“LIBOR Successor Rate” has the meaning specified in Section 3.08.
“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower).

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“Not Otherwise Applied” means, with reference to any amount of the Excluded WD Credit that is proposed to be applied to a particular use or transaction, such amount that (a) was not required to prepay Loans pursuant to Section 2.05(b) and (b) has not previously been (and is not simultaneously being) applied to anything other than such particular use or transaction.
“WD Businesses” means the business operated and conducted by Ingeus UK Holdings Limited, a company incorporated in England and Wales, 0798576 B.C. LTD., a Canadian corporation, and Ross Innovative Employment Solutions Corp., a Delaware Corporation, and each of their respective subsidiaries (including the Excluded WD Subsidiaries).
(b)    Section 1.02. Section 1.02 of the Credit Agreement is hereby amended to add the following new clause (d) to read as follows:
(d)    Upon written notice to the Administrative Agent, so long as no Event of Default exists, the Borrower shall be permitted to designate any of the Excluded WD Subsidiaries as an “unrestricted subsidiary” for the purposes of this Agreement and other Loan Documents (any such subsidiary, an “Unrestricted Subsidiary”), pursuant to which (i) the assets of such entities so designated shall be treated as Investments pursuant to Section 8.02, (ii) the entities so designated will not be considered subsidiaries of the Borrower for any purpose of this Agreement and will not otherwise be subject to the terms of this Agreement other than with respect to financial reporting (for the avoidance of doubt, such entities will not be subject to the representations and warranties, negative covenants, affirmative covenants, mandatory prepayments and event of defaults under this Agreement other than the representation and warranty in Section 6.27 and the covenants in Sections 8.16 and 8.17), (iii) the net income of such entities will not be taken into account for the purposes of calculating “Consolidated Adjusted EBITDA”, “Consolidated Excess Cash Flow” and “Consolidated Net Income” unless distributed to the Borrower or any of its other Subsidiaries (other than Unrestricted Subsidiaries), and (iv) the indebtedness of such entities will not be taken into account for the purposes of calculating “Consolidated Funded Indebtedness”, “Consolidated Leverage Ratio” and “Consolidated Net Leverage Ratio”; provided that, each such Unrestricted Subsidiary shall have been or will promptly be designated an “unrestricted subsidiary” (or otherwise not subject to the covenants) under any other Indebtedness for borrowed money with an aggregate principal outstanding amount in excess of $20,000,000.
Notwithstanding anything to the contrary contained herein, at any time after the designation of a Subsidiary as an Unrestricted Subsidiary, upon the request of the Administrative Agent, the Borrower shall deliver, concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and 7.01(b), unaudited consolidating financial statements reflecting adjustments necessary to eliminate the accounts and results of operations of the Unrestricted Subsidiaries and their Subsidiaries from such financial statements delivered pursuant to Section 7.01(a) or 7.01(b), all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries (other than the Unrestricted Subsidiaries) in accordance with GAAP, subject only to normal year end audit adjustments and the absence of footnotes.

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(c)    Section 2.05. The following sentence is hereby added to the end of Section 2.05(b)(ii) to read as follows:
Notwithstanding anything in this Section 2.05(b)(ii) to the contrary, in no event shall any Net Cash Proceeds received by the Borrower or Subsidiary with respect to a Disposition of any Excluded WD Assets, the Equity Interests of any Excluded WD Subsidiary or an Unrestricted Subsidiary that has no material assets other than Excluded WD Assets or the Equity Interests of Excluded WD Subsidiaries, be required to be applied to repay the Loans.
(d)    Section 3.08. A new Section 3.08 titled “Successor LIBOR” is hereby added to Article III of the Credit Agreement to read as follows:
3.08    Successor LIBOR.
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents (including Section 11.01 hereof), if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(a)    adequate and reasonable means do not exist for ascertaining LIBOR for the applicable currency for any requested Interest Period because the LIBOR Rate for the applicable currency is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(b)     the administrator of the LIBOR Rate for the applicable currency or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR for the applicable currency or the LIBOR Rate for the applicable currency shall no longer be made available, or used for determining the interest rate of loans denominated in the applicable currency (such specific date, the “Scheduled Unavailability Date”), or
(c)    syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR for the applicable currency;
then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR for the applicable currency with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar syndicated credit facilities denominated in the applicable currency for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes and any such amendment shall become effective at 5:00 p.m. (New York time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment.

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If no LIBOR Successor Rate has been determined and the circumstances under clause (a) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the applicable currency shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) if the applicable currency is Dollars, then the Eurocurrency Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in the applicable currency (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
(e)    Section 6.12. Section 6.12 of the Credit Agreement is hereby amended by adding a new clause (d) to the end of the Section to read as follows:
(d)    The Borrower represents and warrants as of the Fifth Amendment Effective Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.
(f)    Section 7.02. Section 7.02 of the Credit Agreement is hereby amended to (A) renumber clause (g) as clause (h), (B) renumber clause (f) as clause (g) and (C) add the following new clause (f) to read as follows:
(f)    promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws;
(g)    Section 7.14. The clause (b) in Subsection 7.14(a) of the Credit Agreement is hereby amended to add the phrase “or an Excluded WD Subsidiary” immediately after the words “not-for-profit entity”.
(h)    Section 8.01. Section 8.01 of the Credit Agreement is hereby amended to (A) delete the “and” at the end of clause (x) thereof, (B) replace the “.” at the end of clause (y) thereof with a “;”, and (C) add the following new clause (z) to read as follows:
(z)    Liens on assets of an Excluded WD Subsidiary securing Indebtedness of such Excluded WD Subsidiary or its Subsidiaries incurred pursuant to Section 8.03(v).
(i)    Section 8.02. Section 8.02 of the Credit Agreement is hereby amended to (A) delete the “and” at the end of clause (u) thereof, (B) replace the “.” at the end of clause (v) thereof with a “;”, and (C) add the following new clauses (w) and (x) to read as follows:

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(w)    Investments of Excluded WD Assets and of the Equity Interests of any Excluded WD Subsidiary; and
(x)    Investments made using the Excluded WD Credit Not Otherwise Applied.
(j)    Section 8.03. Section 8.03 of the Credit Agreement is hereby amended to (A) delete the “and” at the end of clause (u) thereof, (B) renumbering clause (v) thereof as clause (w) and replacing the “(u)” at the end of clause (v) thereof with a “(v)”, and (C) inserting a new clause (v) to read as follows:
(v)    Indebtedness of an Excluded WD Subsidiary incurred in connection with a Restricted Payment or, Investment, of Equity Interests of such Excluded WD Subsidiary to or, in, a Person that is not the Borrower or a Subsidiary of the Borrower, or a Disposition of such Excluded WD Subsidiary, in each case resulting in such Excluded WD Subsidiary no longer constituting a Subsidiary of the Borrower; and
(k)    Section 8.05. Section 8.05 of the Credit Agreement is hereby amended to (A) delete the “and” at the end of clause (b) thereof, (B) replace the “.” at the end of clause (c) thereof with “; and” and (C) to add the following new clause (d) to read as follows:
(d)    Dispositions of Excluded WD Assets or the Equity Interests of any Excluded WD Subsidiary.
(l)    Section 8.06. Section 8.06 of the Credit Agreement is hereby amended to (A) delete the “and” at the end of clause (m) thereof, (B) renumbering clause (n) thereof as clause (o), and (C) add the following new clause (n) to read as follows:
(n)    the Borrower may make Restricted Payments (i) of property consisting of Excluded WD Assets, (ii) of the Equity Interests of any Excluded WD Subsidiary and (iii) with the Excluded WD Credit Not Otherwise Applied, in the case of this clause (iii), after giving effect to any such Restricted Payment, no Event of Default shall have occurred and be continuing; and
(m)    Section 8.14. Section 8.14 of the Credit Agreement is hereby amended to add the phrase “and Excluded WD Subsidiaries” after the term “Foreign Subsidiaries”.
(n)    Section 10.12. A new Section 10.12 titled “ERISA Matters” is hereby added to Article X of the Credit Agreement to read as follows:
10.12    ERISA Matters

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

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(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:
(i)    none of the Administrative Agent or any of its respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),
(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance

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carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Internal Revenue Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v)    no fee or other compensation is being paid directly to the Administrative Agent or any its respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.
(c)    The Administrative Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
(o)    Schedule 1.01(c). Add a new Schedule 1.01(c) (Excluded WD Subsidiaries) to the Credit Agreement in form and substance identical to the Schedule 1 attached hereto.
3.    Release.
(a)    The Required Lenders hereby authorize the Administrative Agent to (i) release each of the entities listed on Schedule 1 hereto as Guarantors under the Credit Agreement, as applicable, and (ii) release any Liens granted by or on such entities (including on the Equity Interests of such entities) and their property (such collateral, collectively, the “Released Collateral”) in favor of the Administrative Agent pursuant to the Credit Agreement.

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(b)    The Administrative Agent, on behalf of itself and the Lenders and in accordance with the foregoing clause (a), hereby (i) releases each of the entities listed on Schedule 1 hereto as Guarantors, as applicable, under the Credit Agreement, (ii) releases the Liens in favor of the Administrative Agent in or on the Released Collateral arising or created under the Loan Documents, and (iii) agrees to execute and deliver to the Borrower, at the sole expense of the Borrower, all documents or instruments reasonably requested by the Borrower in connection therewith.
(c)    The Borrower hereby acknowledges that the releases in clause (b) above are being made without recourse to, or any representation or warranty by, the Administrative Agent or any Lender.

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4.    Conditions Precedent. This Agreement shall be effective upon the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being herein referred to as the “Fifth Amendment Effective Date”): (i) execution and delivery of counterparts hereof by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; (ii) receipt by the Administrative Agent of (x) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, to the extent such Organization Documents have not been amended or modified since the Closing Date (or such later date when such Organization Documents were delivered to the Administrative Agent), a certification from a secretary or assistant secretary of such Loan Party that no amendments or modifications to such Organization Documents have been made since the Closing Date (or such later date when such Organization Documents were delivered to the Administrative Agent)), and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Fifth Amendment Effective Date, (y) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party and (z) good standings or similar certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing and in good standing its state of organization or formation (to the extent the concept of good standing is applicable to such Loan Party under the laws of such jurisdiction), in each case dated as of a recent date; (iii) receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Fifth Amendment Effective Date, and in form and substance reasonably satisfactory to the Administrative Agent; (iv) the Loan Parties having paid the reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent, including, without limitation, the reasonable and invoiced fees and expenses of Moore & Van Allen, PLLC; and (v) the Borrower having paid, or causing to be paid, to the Administrative Agent for the account of each Lender that consents to this Agreement by execution and delivery of counterparts hereof, an amendment consent fee equal to the sum of 0.10% of the aggregate principal amount of such Lender’s Revolving Commitments (after giving effect to this Agreement).
5.    Joinder. The Loan Parties are required by Section 7.12 of the Credit Agreement to cause Ingeus America, LLC, a Delaware limited liability company (“Ingeus America”) and Providence IT Procurement, LLC, a Connecticut limited liability company (together with Ingeus America, the “New Subsidiaries” and each a “New Subsidiary”) to become a “Guarantor” thereunder. Accordingly, each New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the holders of the Obligations:
(a)    Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 5(a), the New Subsidiaries hereby jointly and severally together with the other Guarantors, guarantee to each holder of the Obligations and the Administrative Agent, as provided in Article IV of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

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(b)    Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a party to the Security Agreement and a “Grantor” for all purposes of the Security Agreement, and shall have all the obligations of a Grantor thereunder as if it had executed the Security Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 5(b), each New Subsidiary hereby grants to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Security Agreement), a continuing security interest in, and a right of set off against, any and all right, title and interest of such New Subsidiary in and to the Collateral (as defined in the Security Agreement) to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement); provided that, the security interest granted hereunder shall not constitute a grant of security interest in, and the term “Collateral” shall not include, any Excluded Asset (as defined in the Security Agreement).
(c)    Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such New Subsidiary will be deemed to be a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement, and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 5(c), each New Subsidiary hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties (as defined in the Pledge Agreement), a continuing security interest in any and all right, title and interest of such New Subsidiary in [and to the Equity Interests identified on Schedule 9 hereto] and all other Pledged Collateral (as defined in the Pledge Agreement) of the New Subsidiaries to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Pledge Agreement); provided that, the security interest granted hereunder shall not constitute a grant of security interest in, and the term “Pledged Collateral” shall not include, any Excluded Assets (as defined in the Pledge Agreement).
(d)    To assure to the Administrative Agent the effectiveness, perfection and priority of its security interests in the Collateral (as defined in the Security Agreement) under the Security Agreement, each New Subsidiary authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets whether now owned or hereafter acquired” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained in the Security Agreement) disclosing the Administrative Agent’s security interest in any or all of the Collateral (as defined in the Security Agreement) of the New Subsidiaries without the New Subsidiaries’ signature thereon.
(e)    Each New Subsidiary hereby represents and warrants to the Administrative Agent and the Lenders that:
(i)    Such New Subsidiary’s exact legal name and state of formation are as set forth on Schedule 3 hereto.

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(ii)    Such New Subsidiary’s taxpayer identification number and organization number are set forth on Schedule 4 hereto.

(iii)    Other than as set forth on Schedule 5 hereto, such New Subsidiary has not changed its legal name, changed its state of formation, been party to a merger, consolidation or other change in structure in the five years preceding the date hereof.

(iv)    Schedule 6 hereto includes all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) (I) not constituting Excluded Property, (II) registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and (III) owned by such New Subsidiary as of the date hereof. None of the IP Rights of such New Subsidiary set forth in Schedule 6 hereto is subject to any licensing agreement or similar arrangement, except as set forth on Schedule 6 hereto.

(v)    Schedule 7 hereto includes all Commercial Tort Claims asserted in any judicial action before any Governmental Authority by or in favor of such New Subsidiary as of the date hereof.

(vi)    Schedule 8 hereto lists all real property located in the United States that is owned by such New Subsidiary as of the date hereof.
(vii)    Schedule 9 hereto lists each Subsidiary of such New Subsidiary, together with (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) the number and percentage of outstanding shares of each class owned by such New Subsidiary (directly or indirectly) of such Equity Interests and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto.
(f)    The address of the New Subsidiaries for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 to the Credit Agreement or such other address as the New Subsidiaries may from time to time notify the Administrative Agent in writing.
6.    New Lender.
(a)    On the date of this Agreement, each of Deutsche Bank AG New York Branch and Capital One, National Association (each, a “New Lender” and together, the “New Lenders”) hereby agrees to provide a Commitment in the amount set forth on Schedule 2.01 attached hereto and the initial Applicable Percentage of each New Lender shall be as set forth therein.

(b)    Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements to be an assignee under Section 11.06(b), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit

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Agreement), (iii) from and after the date of this Agreement, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the assigned interest and either it, or the Person exercising discretion in making its decision to provide its Commitment, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and the other Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Commitment, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide its Commitment, and (vii) if it is a Foreign Lender, it has delivered to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(c)    The Borrower and the Administrative Agent agree that, as of the date of this Agreement, each New Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(d)    The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 11.02 of the Credit Agreement are as set forth in such New Lender’s Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent.

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7.    Exiting Lenders. The Commitments and outstanding Loans of Brown Brothers Harriman & Co., MUFG Union Bank, N.A., Bank of the West, VIST Bank and Western Alliance Bank (each, an “Exiting Lender”) under the Credit Agreement are hereby assigned and reallocated among the other Lenders in the manner provided in Schedule 2.01 attached hereto. After giving effect to this Agreement, the Exiting Lenders shall no longer (i) have any Commitments or outstanding Loans under the Credit Agreement, (ii) be Lenders under the Credit Agreement or (iii) have any rights or obligations with respect to being a Lender, except for those that expressly survive termination of the Credit Agreement or termination of any Commitments thereunder. Each Exiting Lender joins in the execution of this Agreement solely for purposes of acknowledging and consenting to the assignment and reallocation of its Commitments and Loans under the Credit Agreement. Concurrently with the effectiveness of this Agreement, each Exiting Lender shall have received payment in full for all outstanding Obligations owing to it under the Credit Agreement. Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, all assignments and reallocations of Loans and Commitments pursuant to this Section 7 shall be deemed to be assignments made subject to and in compliance with Section 11.06 of the Credit Agreement (including, without limitation, the ‘Standard Terms and Conditions’ applicable to Assignments and Assumptions).
8.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.
(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement other than (A) those approvals, consents, exemptions, authorizations or other actions, notices or filings, that have already been obtained, taken, given or made and are in full force and effect, (B) filings and recordings necessary to perfect and continue certain Liens on the Collateral created by the Collateral Documents and (C) recording of the transfer of registrations and applications for IP Rights upon foreclosure.
(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties

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specifically refer to an earlier date in which case they shall be true and correct in all material respects as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)    EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 11.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:
THE PROVIDENCE SERVICE CORPORATION
By:/s/ R. Carter Pate
Name: R. Carter Pate
Title: Interim Chief Executive Officer
GUARANTORS:
PROVADO TECHNOLOGIES, LLC
By:/s/ Jeffrey A. Felton
Name: Jeffrey A. Felton
Title: Manager
LOGISTICARE SOLUTIONS, LLC
By:/s/ Jeffrey A. Felton
Name: Jeffrey A. Felton
Title: President, Chief Executive Officer and Manager
LOGISTICARE SOLUTIONS INDEPENDENT PRACTICE
ASSOCIATION, LLC
By:    LogistiCare Solutions, LLC, as Sole Member
By:/s/ Jeffrey A. Felton
Name: Jeffrey A. Felton
Title: President, Chief Executive Officer and Manager

HEALTH TRANS, INC.
RED TOP TRANSPORTATION, INC.
RIDE PLUS, LLC

By:/s/ Jeffrey A. Felton
Name: Jeffrey A. Felton
Title: President
PINNACLE ACQUISITIONS, LLC

By:    The Providence Service Corporation, as Sole Member
By:/s/ R. Carter Pate
Name: R. Carter Pate
Title: Interim Chief Executive Officer

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

ROSS INNOVATIVE EMPLOYMENT SOLUTIONS CORP.
By:/s/ Shawn Brenner
Name: Shawn Brenner
Title: President and Chief Executive Officer

NEW SUBSIDIARIES:
INGEUS AMERICA, LLC
By:    The Providence Service Corporation, as Sole Member
By:/s/ R. Carter Pate
Name: R. Carter Pate
Title: Interim Chief Executive Officer

PROVIDENCE IT PROCUREMENT, LLC

By:    The Providence Service Corporation, as Sole Member
By:/s/ R. Carter Pate
Name: R. Carter Pate
Title: Interim Chief Executive Officer

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:/s/ Molly J. Oxford
Name: Molly J. Oxford
Title: Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer
By:/s/ Heath B. Lipson
Name: Heath B. Lipson
Title: Senior Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

SUNTRUST BANK,
as a Lender
By:/s/ Jared Cohen
Name:    Jared Cohen
Title:    Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By:/s/ Chris Yang
Name: Chris Yang
Title: Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

BMO HARRIS BANK, N.A.
as a Lender
By:/s/ Brian Harbin
Name: Brian Harbin
Title: Director

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:/s/ Maryana Olman
Name: Maryana Olman
Title: Duly Authorized Signatory

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

BOKF, NA D/B/A BANK OF ARIZONA,
as a Lender
By:/s/ Margaret DelBrocco
Name: Margaret DelBrocco
Title: Senior Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

REGIONS BANK,
as a Lender
By:/s/ E. Mark Hardison
Name: Mark Hardison
Title: Managing Director

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

NEW LENDER:
DEUTSCHE BANK AG NEW YORK BRANCH,
as a New Lender
By:/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

By:/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

EXITING LENDERS:
VIST BANK,
as an Exiting Lender
By:/s/ Joseph N. Butto
Name: Joseph N. Butto
Title: Senior Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

BROWN BROTHERS HARRIMAN & CO.,
as an Exiting Lender
By:/s/ Daniel G. Head, Jr.
Name: Daniel G. Head, Jr.
Title: Senior Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

WESTERN ALLIANCE BANK,
as an Exiting Lender
By:/s/ Victor J. Napolitano
Name: Victor J. Napolitano
Title: Senior Vice President

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

MUFG UNION BANK, N.A.,
as an Exiting Lender
By:/s/ Teuta Ghilaga
Name: Teuta Ghilaga
Title: Director

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

BANK OF THE WEST,
as an Exiting Lender
By:/s/ Kevin Gillette
Name: Kevin Gillette
Title: Director

[Signature Page to Fifth Amendment to Amended and Restated Credit and Guaranty Agreement]

Schedule 1
Excluded WD Subsidiaries
Ross Innovative Employment Solutions Corp.
0798576 B.C. LTD.
PSC of Canada Exchange Corp.
WCG International Consultants Ltd.
Aboriginal Jobwave Inc.
Ingeus UK Holdings Limited
Ingeus Europe Limited
Ingeus Investments Limited
Ingeus UK Limited
Invisage Limited
Ingeus Scotland Limited
ITL Training Limited
Zodiac Training Limited
The Reducing Reoffending Partnership Limited
The Derbyrshire Leicestershire Nottinghamshire & Rutland Community Rehabilitation Company Limited
The Staffordshire and West Midlands Community Rehabilitation Company Limited
Ingeus SAS (France)
Ingeus GmBH
Ingeus Co. Ltd.
Ingeus PTE. LTD
Ingeus AG
Ingeus S.L.
Ingeus LLC
Ingeus Australia Holdings Pty Ltd
Ingeus Australia Investments Pty Ltd
Ingeus Pty Limited
Ingeus Australasia Pty Ltd
Ingeus Australia Pty Ltd
Ingeus Victoria Pty Ltd

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Schedule 2.01

Commitment and Applicable Percentages

Lender	Revolving A Commitment	Applicable Percentage of Revolving A Commitment	Revolving B Commitment	Applicable Percentage of Revolving B Commitment
Bank of America, N.A.	$25,325,498.35	18.418854430%	$11,688,390.56	18.701424900%
SunTrust Bank	$25,325,498.35	18.418854430%	$11,688,390.54	18.701424860%
HSBC Bank USA, National Association	$19,335,937.50	14.062500000%	$8,789,062.50	14.062500000%
Deutsche Bank AG New York Branch	$17,888,016.34	13.009466430%	$7,111,983.66	11.379173860%
BMO Harris Bank, N.A.	$15,055,479.09	10.949439340%	$7,513,965.35	12.022344560%
Capital One, National Association	$14,310,413.07	10.407573140%	$5,689,586.93	9.103339088%
BOKF, NA d/b/a Bank of Arizona	$10,407,356.43	7.568986494%	$5,009,310.23	8.014896368%
Regions Bank	$9,851,800.88	7.164946094%	$5,009,310.23	8.014896368%
TOTAL	$137,500,000.00	100.000000000%	$62,500,000.00	100.000000000%

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Schedule 3

Exact Legal Name

Ingeus America, LLC
Providence IT Procurement, LLC

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Schedule 4

Taxpayer Identification Number; Organization Number

Exact Legal Name of Loan Party	Organization ID No.	Federal Taxpayer ID No.
Ingeus America, LLC	5748944	81-1445646
Providence IT Procurement, LLC	5546649	81-2594897

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Schedule 5

Changes in Legal Name or State of Formation;
Mergers, Consolidations and other Changes in Structure

None.

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Schedule 6

IP Rights

None.

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Schedule 7

Commercial Tort Claims

None.

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Schedule 8

Real Property Locations

None.

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Schedule 9

Equity Interests

None.

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